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                                                                   EXHIBIT 10.10

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

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                                                    :
SECURITIES AND EXCHANGE COMMISSION                  :
450 Fifth Street, N.W.                              :
Washington, D.C. 20549,                             :
                                                    :
                                  Plaintiff,        :
                 v.                                 :      97 Civ. _____
                                                    :
Ferrofluidics CORPORATION,                          :
RONALD MOSKOWITZ,                                   :
JEROME R. ALLEN,                                    :
JAN R. KIRK,                                        :
STEPHEN P. MORIN,                                   :
BRUCE S. MOODY, and                                :
THE 1991 RPM IRREVOCABLE TRUST,                     :
                                                    :
                                  Defendants.       :
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              CONSENT AND UNDERTAKING OF FERROFLUIDICS CORPORATION

        1. Defendant Ferrofluidics Corporation ("Ferrofluidics") enters a general appearance, admits the jurisdiction of this Court over it and over the subject matter of this action, waives service upon it of a Summons and of the Complaint of Plaintiff Securities and Exchange Commission (the "Commission") in this action, and the filing of an Answer.

        2. Defendant Ferrofluidics without admitting or denying the allegations in the Complaint, except as to jurisdiction, which it admits, and without. trial, argument or adjudication of any issue of fact or law, consents to the entry of the Final Judgment of Permanent Injunction as to Ferrofluidics Corporation (the "Final Judgment"), in the form annexed hereto and incorporated by reference herein, which permanently restrains and





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enjoins Ferrofluidics from violating Section 17(a) of the Securities Act of 1933
(the "Securities Acts") Sections 10(b), 13(a), 13(b) (2) (A), 13(b) (2) (B) and 14(a) of the Securities Exchange Act of 1934 ("Exchange Act") and Rules 10b-5, 12b- 20, 13a-1, 13a-13, and 14a-9 thereunder.

        3. Defendant Ferrofluidics waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

        4. Defendant Ferrofluidics waives any right it may have to appeal from the entry of the Final Judgment.

        5. Defendant Ferroflutdics enters into this Consent and Undertaking of Ferrofluidics Corporation (the "Consent") voluntarily and of its own accord and represents that no threats, offers, promises or inducements of any kind have been made by the Commission or any member, officer, employee, agent or representative of the Commission to induce it to enter into this Consent.

        6. Defendant Ferrofluidics agrees that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.

        7. Defendant Ferrofluidics agrees that it will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection it may have based thereon.



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        8.      Defendant Ferrofluidics agrees that the Final Judgment may be presented by the Commission to the Court for signature and entry without further notice.

        9. Defendant Ferrofluidics waives service of the Final Judgment entered herein upon it and agrees that entry of the Final Judgment by the Court and filing with the Clerk in the Southern District of New York will constitute notice to it of the terms and conditions of such Final Judgment.

        10. Defendant Ferrofluidics agrees and undertakes that, at the Commission's request, on reasonable notice and without service of a subpoena, it will instruct its employees, agents and representatives to cooperate with the Commission and its staff and to truthfully disclose all information with respect to their activities and the activities of others about which the Commission or its staff may inquire with respect to the matters alleged in the Complaint; designate representatives to testify in all investigations, administrative and judicial proceedings at which the Commission or its staff makes requests for its testimony; make its employees, agents and representatives available as may be required by the Commission or its staff; produce any documents within its possession, custody or control, domestic or foreign, which are requested by the Commission or its staff; be accompanied at any time it so desires by counsel of its choice; and give truthful and accurate information and testimony and not assert any evidentiary or other privilege, other than the attorney-client and work product privileges.





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        11.     Consistent with the provisions of 17 C.F.R. secs. 202.5(f),
Defendant Ferrofluidics waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.

        12. Defendant Ferrofluidics understands and agrees to comply with the Commission's policy "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings" (17 C.F.R. secs.202.5(e)). In compliance with this policy, Defendant Ferrofluidics agrees not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the Complaint or creating the impression that the Complaint is without factual basis. If Defendant Ferrofluidics breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this case to its active docket. Nothing in this provision affects Defendant Ferrofluidics' testimonial obligations or right to take legal positions in litigation in which the Commission is not a party.





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        13.     Defendant Ferrofluidics agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.


                                        FERROFLUIDICS CORPORATION

                                        By: /s/ ??? ?????????
                                            -------------------------------
                                        Its: Chief Executive Officers

Dated: 6-20-1997

County of Hillsborrough
State of New Hampshire

        On this 20th day of June, 1997, Salvatore J. Vinciguerra being known to me and who executed the foregoing CONSENT AND UNDERTAKING OF FERROFLUIDICS CORPORATION, personally appeared before me and did duly acknowledge to me that he executed the same.

                                             /s/ Joan C. Deichler
                                             ---------------------------------
                                             Notary Public

                                             My Commission expires Sept. 8, 1999


Approved as to form

/s/ Kenneth J. Parsigian
------------------------------------
Kenneth J. Parsigian, Esq.
Goodwin, Proctor & Hoar LLP
Exchange Place
Boston, Massachusetts 02109-2881
Attorney for Defendant Ferrofluidics Corporation

Dated:


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                                  CERTIFICATION


        I, Stuart M. Cable, the Secretary of Ferrofluidics Corporation
(the "Corporation"), hereby certify that, at a meeting of the Board of Directors (the "Board") of the Corporation on June 20, 1997, the Board adopted a Resolution, which is still in effect and which appears in the minutes of the Corporation in the form attached hereto; that all approvals referred to in said Resolution have been obtained; and that Salvatore S. Vinciguerra, the Chief Executive Officer of the Corporation, is an officer of the Corporation who is authorized to execute the documents referred to in the Resolution on behalf of the Corporation.

Dated: Nashua, New Hampshire
       June 20, 1997




                                             /s/ Stuart M. Cable
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